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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 22, 2005

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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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          Delaware                       1-11758                 36-3145972
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


         1585 Broadway, New York, New York                         10036
      (Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry into a Material Definitive Agreement.

Settlement and Release Agreement with Mr. Stephan F. Newhouse

On November 22, 2005, Morgan Stanley (the "Company") entered into a settlement and release agreement with Mr. Stephan F. Newhouse, the former President of the Company, with respect to the termination of Mr. Newhouse's employment with the Company effective as of the close of business on April 1, 2005. The agreement provides, among other things, that, in exchange for certain promises, covenants and waivers contained in the agreement, including those relating to confidentiality, release, nondisparagement, non-competition and non-solicitation: (a) the Company will pay Mr. Newhouse $17,357,945 no later than January 31, 2006 or within 10 business days thereafter; (b) Mr. Newhouse will be eligible to receive his current medical benefits under the Company's medical plan through June 30, 2006; (c) effective July 1, 2006, Mr. Newhouse will be provided with retiree medical benefits pursuant to the terms of the Morgan Stanley Retiree Medical Plan (for which he is already eligible), as may be in effect from time to time; (d) the Company will reimburse Mr. Newhouse for certain legal fees and out of pocket expenses incurred in connection with the negotiation and execution of the agreement; and (e) the Company will reimburse Mr. Newhouse up to $100,000 for the costs of office, secretarial and administrative support through June 30, 2006 (or such earlier date, if any, on which Mr. Newhouse becomes re-employed).

Settlement and Release Agreement with Mr. Vikram Pandit

On November 22, 2005, the Company entered into a settlement and release agreement with Mr. Vikram Pandit, the former President and Chief Operating Officer of Institutional Securities, with respect to the termination of Mr. Pandit's employment with the Company effective as of the close of business on March 29, 2005 (the "Pandit Termination Date"). The agreement provides, among other things, that, in exchange for certain promises, covenants and waivers contained in the agreement, including those relating to confidentiality, release and nondisparagement: (a) the Company will pay Mr. Pandit $9,037,500 on or about December 7, 2005; (b) the Company will treat Mr. Pandit as age 55 on the Pandit Termination Date for purposes of determining his eligibility for benefits under the Company's SERP; (c) Mr. Pandit will be eligible to receive his current medical benefits under the Company's medical plan through December 31, 2005; (d) effective January 1, 2006, Mr. Pandit will be provided with retiree medical benefits pursuant to the terms of the Morgan Stanley Retiree Medical Plan, as may be in effect from time to time, provided that Mr. Pandit will be required to pay the then actuarially equivalent rate as determined by the Company from time to time; (e) the Company will reimburse Mr. Pandit for certain legal fees incurred in connection with the negotiation and execution of the agreement; and (f) the Company will reimburse Mr. Pandit up to $75,000 for the costs of office, secretarial and administrative support through December 31, 2005 (or such earlier date, if any, on which Mr. Pandit becomes re-employed).

Settlement and Release Agreement with Mr. John Havens

On November 22, 2005, the Company entered into a settlement and release agreement with Mr. John Havens, the former Head of Institutional Equity Division, with respect to the termination of Mr. Havens's employment with the Company effective as of the close of business on March 29, 2005 (the "Havens Termination Date"). The agreement provides, among other things, that, in exchange for certain promises, covenants and waivers contained in the agreement, including those relating to confidentiality, release and nondisparagement: (a) the Company will pay Mr. Havens $7,900,000 on or about December 7, 2005; (b) the Company will treat Mr. Havens as age 55 on the Havens Termination Date for purposes of determining his eligibility for benefits under the Company's SERP; (c) Mr. Havens will be eligible to receive his current medical benefits under the Company's medical plan through December 31, 2005; (d) effective January 1, 2006, Mr. Havens will be provided with retiree medical benefits pursuant to the terms of the Morgan Stanley Retiree Medical Plan, as may be in effect from time to time, provided that Mr. Havens will be required to pay the then actuarially equivalent rate as determined by the Company from time to time; (e) the Company will reimburse Mr. Havens for certain legal fees incurred in connection with the negotiation and execution of the agreement; (f) the Company will reimburse Mr. Havens up to $75,000 for the costs of office, secretarial and administrative support through December 31, 2005 (or such earlier date, if any, on which Mr. Havens becomes re-employed); and (g) Mr. Havens's 1999 stock option award will remain exercisable for the remainder of its original term.

The above summaries are qualified by the entirety of the terms and conditions set forth in the agreements that are filed as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference.


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Item 9.01.    Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit
      Number      Description

        10.1 Settlement and Release Agreement, dated November 22, 2005, between the Company and Mr. Stephan F. Newhouse.

        10.2 Settlement and Release Agreement, dated November 22, 2005, between the Company and Mr. Vikram Pandit.

        10.3 Settlement and Release Agreement, dated November 22, 2005, between the Company and Mr. John Havens.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MORGAN STANLEY
                                        (Registrant)

                                        By: /s/ Ronald T. Carman
                                        --------------------------------
                                        Name:  Ronald T. Carman
                                        Title: Assistant Secretary


Date: November 23, 2005